UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




        Date of report (Date of earliest event reported): March 6, 2002




                           LASALLE HOTEL PROPERTIES
                           ------------------------
            (Exact name of registrant as specified in its charter)


            Maryland                             1-14045                           36-4219376
-------------------------------          ------------------------         ---------------------------------
(State or other jurisdiction of          (Commission File Number)         (IRS Employer Identification No.)
incorporation or organization)
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4800 Montgomery Lane, Suite M25, Bethesda, Maryland                 20814
---------------------------------------------------                 -----
      (Address of principal executive office)                    (Zip Code)


        Registrant's telephone number, including area code 301/941-1500



                                Not Applicable
          -----------------------------------------------------------
         (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

     Mr. George F. Little, II, a member of the Board of Trustees of LaSalle
Hotel Properties since 1998, resigned from the Board effective at the close of business on March 11, 2002. Mr. Little indicated that he resigned in order to devote more time to George Little Management, LLC, a privately owned trade show management company, of which he is the President and Chief Operating
Officer.

ITEM 7.  FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS

       (c) Exhibits

       The following exhibits are included with this Report:

       Number            Description
       ------            -----------


         3.1             Articles Supplementary relating to the 10 1/4%
                         Series A Cumulative Redeemable Preferred Shares of Beneficial Interest, Liquidation Preference
                         $25.00 Per Share, Par Value $.01 Per Share
                         (previously filed on March 5, 2002 as an exhibit to the Registrant's Registration Statement on Form 8-A and incorporated herein by reference)


         4.1             Form of certificate evidencing 10 1/4% Series A
                         Cumulative Redeemable Preferred Shares of Beneficial
                         Interest, Liquidation Preference $25.00 Per Share, Par
                         Value $.01 Per Share (previously filed on March 5,
                         2002 as an exhibit to the Registrant's Registration
                         Statement on Form 8-A and incorporated herein by reference)

        10.1 First Amendment to the Amended and Restated Agreement of Limited Partnership of LaSalle Hotel Operating
                         Partnership, L.P., dated as of March 6, 2002


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  LASALLE HOTEL PROPERTIES




Dated:  March 11, 2002            By:   /s/ Hans S. Weger
                                      ----------------------------------------

                                        Hans S. Weger
                                        Executive Vice President, Treasurer and
                                        Chief Financial Officer

                                 EXHIBIT INDEX
                                 -------------



Exhibit Number          Description
--------------          -----------

    10.1 First Amendment to the Amended and Restated Agreement of Limited Partnership of LaSalle Hotel Operating Partnership, L.P., dated as of March 6, 2002